Exhibit 99 (a)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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:
:
In re	:		Chapter 11
:
DELPHI CORPORATION, et al.,	:		Case No. 05-44481 (RDD)
:
Debtors.	:		(Jointly Administered)
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ORDER UNDER 11 U.S.C. §§ 105 AND 363 AUTHORIZING THE DEBTORS TO
IMPLEMENT A SHORT-TERM ANNUAL INCENTIVE PROGRAM
(“AIP ORDER”)
     Upon the motion, dated October 13, 2005 (Docket No. 213), of Delphi Corporation and certain of its domestic subsidiaries and affiliates, debtors and debtors-in-possession in the above-captioned cases (collectively, the “Debtors”), for an order under 11 U.S.C. §§ 105(a) and 363(b)(1) authorizing the Debtors to implement a key employee compensation program (the “KECP Motion”); outstanding for 120 days, and the hearing on which having been adjourned from November 29, 2005, to January 5, 2006, to January 27, 2006, and to February 10, 2006; and upon the Declarations of Mark R. Weber, Nick Bubnovich, and John D. Opie, sworn to February 1, 2006; and upon the Supplemental Declaration of Mark R. Weber , sworn to February 7, 2006; and the February 10, 2006 hearing having been limited to the portion of the revised annual incentive plan (the “Revised AIP”) commencing on January 1, 2006, and continuing through June 30, 2006 (the “Performance Period”); and all other portions of the KECP Motion, including as to future periods of the Revised AIP, having been adjourned to the omnibus hearing presently scheduled for July 27, 2006; and no objector to the KECP Motion having presented meaningful evidence questioning the form and substance of the

Revised AIP covering the Performance Period and currently before the Court, as opposed to evidence with respect to the effect of the timing of the request on the Debtors’ relations with their employees and unions; and after consideration of the objections to the KECP Motion filed by Wilmington Trust Company (as Indenture Trustee) (Docket No. 1133); the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers, International Union (USW), AFL-CIO (Docket No. 1134); the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (Docket No. 1135); the Pension Benefit Guaranty Corporation (Docket No. 1141); the International Brotherhood of Electrical Workers Local Union No. 663 and the International Association of Machinists, AFL-CIO Tool and Die Makers Local Lodge 78, District 10 (Docket No. 1156); JPMorgan Chase Bank, N.A., as administrative agent, for itself and a syndicate of approximately 250 senior secured lenders (Limited Objection of Prepetition Lenders) (Docket No. 1157); the International Union of Operating Engineers Local Union Nos. 18, 101, and 832 (Docket No. 1159); The Teachers Retirement System of Oklahoma, the Public Employees’ Retirement System of Mississippi, Raiffeisen Kapitalanage-Gesellschaft m.b.H and Stichting Pensioenfonds ABP (Lead Plaintiffs in In re Delphi Corp. Securities Litigation) (Docket No. 1161); the International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers-Communications Workers of America (Docket No. 1164); the United States Trustee (Docket No. 1288); and the Official Committee of Unsecured Creditors (Docket No. 2099) (collectively, the “Objections”); and the declaration and supplemental declaration of Henry Reichard, in support of the objection by the IUE-CWA (Docket No. 1168 and 2223), the declaration of Steve A. Grandstaff, in support of the objection by the UAW (Docket No. 1135), and the declaration of Mark Shaw, in support of the objection by the USW (Docket No. 2054); and the Partial Withdrawal of the

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Limited Objection of the Prepetition Lenders (Docket No. 2227); and upon the record of the hearing held on February 10, 2006 on that portion of the KECP Motion that relates to the Revised AIP, including the Court’s consideration of the testimony and exhibits; and the Debtors having agreed in the light of the Court’s ruling at the hearing on February 10, 2006 to further modify the Revised AIP covering the Performance Period as described herein (resulting in the “Final Revised AIP”); and this Court having determined, for the reasons stated on the record of the hearing on February 10, 2006, that the relief requested in the KECP Motion insofar as it relates to the Final Revised AIP covering the Performance Period is in the best interests of the Debtors, their estates, their creditors, and other parties-in-interest; and it appearing that proper and adequate notice of the KECP Motion as it relates to the Final Revised AIP has been given and that no other or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefor,
          IT IS HEREBY FOUND AND DETERMINED THAT:
          A. Implementation of the Final Revised AIP covering the Performance Period is not, as a matter of fact, a transaction in the ordinary course of business within the meaning of 11 U.S.C. § 363(c)(1);
          B. The Debtors have exercised reasonable business judgment in seeking to implement at this time the Final Revised AIP covering the Performance Period;
          C. The Final Revised AIP currently before the Court, including the Debtors’ proposal to implement it now, was proposed in good faith and is in all respects fair and reasonable, including in its allowance of incentive compensation payments, at target, to all executives under the program totaling approximately $20.6 million, $5.7 million of which

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amount may represent incentive compensation payments, at target, to members of Delphi’s Strategy Board;
          D. The Court finds that the safe harbor or prophylactic measures in the Final Revised AIP proposed after extensive consultation between the Debtors and the Creditors’ Committee, and including as modified on the record on February 10, 2006 and as now set forth in paragraph 10 of this Order, are reasonably adequate to protect the property of the Debtors’ estates; and
          E. The implementation at this time of the Final Revised AIP covering the Performance Period is in the best interest of the Debtors, their estates, creditors, and parties-in-interest and is necessary to the Debtors’ reorganization efforts.
          ORDERED, ADJUDGED, AND DECREED THAT:
          1. The KECP Motion, solely as it relates to implementation of the Final Revised AIP covering the Performance Period, is GRANTED as provided herein; the objections thereto are OVERRULED; and the remainder of the KECP Motion and any objections thereto are ADJOURNED to the July 27, 2006, omnibus hearing.
          2. Implementation of the Final Revised AIP covering the Performance Period is not a transaction in the ordinary course of business within the meaning of 11 U.S.C. § 363(c)(1).
          3. The Court approves the implementation at this time of the Final Revised AIP covering the Performance Period, and the Debtors are authorized, pursuant to 11 U.S.C. §§ 105(a) and 363(b)(1), to forthwith take all actions consistent with this Order that are reasonably necessary to implement the Final Revised AIP on the terms and conditions set forth herein.

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          4. The Final Revised AIP shall apply to the individuals holding executive positions with the Debtors in the United States during the Performance Period (the “Covered Employees”), excluding, by his voluntary agreement, the current Chairman and CEO, Robert S. Miller. A Covered Employee who quits or is terminated for cause will not be eligible for any incentive compensation payment. If during the Performance Period a Covered Employee is terminated involuntarily and not for cause or is no longer employed by the Debtors due to death or disability, he or she or their estate as the case may be, will be eligible to receive a pro rata payment, which the Debtors may pay at the same time and in the same manner as all other payments, if any, under the Final Revised AIP. Covered Employees hired during the Performance Period may receive incentive compensation payments on a prorated basis.
          5. Performance at the corporate level shall be measured using an “EBITDAR-UG” performance metric. EBITDAR-UG means earnings before interest, taxes, depreciation, amortization, and restructuring costs, but excluding earnings resulting from the Debtors’ on-going negotiations with their labor unions (the “U”) or General Motors Corporation (the “G”). Performance at the division level shall be measured using an OIBITDAR-UG performance metric, where the “OI” represents operating income.
          6. The EBITDAR-UG target for the Final Revised AIP covering the Performance Period shall be set at a negative $80 million. The OIBITDAR-UG targets for the Final Revised AIP covering the Performance Period shall be, as follows: (i) Energy and Chassis = negative $44.2 million; (ii) Steering = negative $92.8 million; (iii) Thermal and Interior = negative $79.2 million; (iv) Electronics and Safety = $193.0 million; (v) Packard = $83.4 million; (vi) Product and Service Solution = $23.1 million; (vii) Automotive Holdings Group = negative $583.9 million; and (viii) Medical = $0.3 million.

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          7. At the corporate level, 100% of Covered Employees’ incentive compensation payment opportunities shall be based on the corporate level target. At the division level (except the Medical division), 50% of a Covered Employee’s incentive compensation payment opportunity shall be based on the corporate level target and 50% shall be based on the applicable division level target. In the Medical division, 30% of a Covered Employee’s incentive compensation payment opportunity shall be based on the corporate level target and 70% shall be based on the Medical division target. Covered Employees who transfer between entities or across divisions within the same entity shall have their opportunities prorated based upon the time at each entity during the Performance Period. The corporate and division targets shall be independent of one another, and achievement of one target may result in the funding of one even if the other target is not achieved.
          8. Target incentive compensation payment opportunities for Covered Employees, by band, shall be in accordance with the spreadsheet attached hereto as Exhibit 1, and the range of incentive compensation payment opportunities for Covered Employees shall be pursuant to the payout curves attached hereto as Exhibit 2, which compensation opportunities and payout curves have been modified to eliminate any and all payment opportunities for corporate or divisional performance below target.
          9. The Debtors shall be and hereby are authorized to make individual performance adjustments to incentive compensation payments earned by Covered Employees. Covered Employees designated as poor performers or otherwise not meeting expectations, as determined by their supervisors, shall receive no incentive compensation payment. Covered Employees may also have their incentive payments adjusted by any amount up to as much as 200% of target; provided, however, that the incentive payments of members of the Delphi

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Strategy Board (the “DSB”) shall be capped at 150% of target. The net effect to the Debtors of these individual adjustments must be zero, i.e., a positive individual achievement adjustment for one executive must be counterbalanced by negative individual achievement adjustments for one or more other executives. Additionally, a DSB-level incentive-compensation payment adjustment cannot be funded by (or fund) an adjustment to a non-DSB-level incentive compensation payment.
          10. The following safe harbor (or prophylactic) provisions shall apply to all participants in the Debtors’ KECP, including in the Final Revised AIP:
               (a) A KECP participant’s unpaid KECP payments shall be escrowed by the Debtors pending a final determination whether those payments should be forfeited pursuant to the forfeiture/clawback procedures and standards set forth below (which determination shall be made in no event later than the effective date of a plan of reorganization unless, for good cause shown with respect to that individual participant, this Court extends the period of the escrow) in the event that the Debtors assert a claim (or the Creditors’ Committee notifies the Debtors that the Creditors’ Committee intends to obtain from the Court authority to file a complaint against that participant; provided, however, that the escrow payments shall be released if the Creditors’ Committee does not obtain such authority within 45 days of the notice to the Debtors or does not file such complaint within ten days after obtaining such authority) for relief under the Bankruptcy Code or other applicable law in connection with conduct or transactions relating to the participant’s employment or affiliation with the Debtors.
               (b) As a further safe harbor and while the Debtors represent that they have no present information or belief that such events are reasonably likely to occur, KECP payments shall be escrowed by the Debtors in the event that a KECP participant, with respect to

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conduct or transactions relating to the participant’s employment or affiliation with the Debtors: (i) is given notice of the participant’s right to make a Wells submission by the Securities and Exchange Commission; (ii) is sued or is informed, or the Debtors are informed, that the participant will, in the near future, be sued by the Securities and Exchange Commission; (iii) is notified, or the Debtors are notified, that the participant is a target of a criminal investigation; (iv) is indicted or agrees to the filing of a criminal information against the participant; or (v) declines to answer questions on grounds of the participant’s Fifth Amendment rights against self-incrimination.
               (c) A KECP participant’s KECP escrow payment shall be forfeited (or if the KECP payment was not or is no longer escrowed the participant shall be required to repay to the Debtors whatever the participant received under the KECP) and the participant will not be entitled to receive any further KECP benefits if it is ultimately determined that, with respect to conduct or transactions relating to the participant’s employment or affiliation with the Debtors, the participant failed to act in good faith and in a manner the Debtors reasonably believe to have been in or not opposed to the best interests of the Debtors. The Debtors’ clawback claim against a KECP participant may be offset without further order of this Court against any claim of any kind that the KECP participant may have against the Debtors including (but not limited to) any claim for indemnification.
               (d) Any determination under the immediately preceding subparagraph shall be made by the Board of Directors of Delphi Corporation, after notice to the Creditors’ Committee and the participant and an opportunity to be heard by the participant, pursuant to the procedures set forth in the Debtors’ bylaws, subject to the Creditors’ Committee right to object (based on the Creditors’ Committee’s review of the record) and, upon such objection, this

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Court’s de novo review of the Debtors’ determination with respect to any particular individual; provided, however, that, subject to confidentially restrictions in connection with any governmental investigation that would otherwise prevent the disclosure of such information, the Audit Committee of Delphi’s Board of Directors (the “Audit Committee”) shall promptly communicate to the Compensation and Executive Development Committee of Delphi’s Board of Directors any separate determination by the Audit Committee that any person who may be a KECP participant has engaged in conduct described in the first sentence of the immediately preceding subparagraph.
          11. Any payments to which a Covered Employee is entitled under the Final Revised AIP shall be accorded administrative expense status and priority under 11 U.S.C. §§ 503(b)(1)(A) and 507(a)(1).
          12. This Court shall retain jurisdiction over the Debtors and the Covered Employees participating in the Final Revised AIP covering the Performance Period, including without limitation for the purposes of interpreting, implementing, and enforcing the terms and conditions of the Final Revised AIP.
          13. The requirement under Rule 9013-1(b) of the Local Rules for the United States Bankruptcy Court for the Southern District of New York for the service and filing of a separate memorandum of law is deemed satisfied by the KECP Motion and the Omnibus Reply.

Dated:	New York, New York
February 17, 2006

/s/ ROBERT D. DRAIN
UNITED STATES BANKRUPTCY JUDGE

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EXHIBIT 1

INCENTIVE PAYMENT OPPORTUNITIES

			Targets thru	Individual Performance			Individual Performance Ranges
	HC	Avg. Salary	6/30/06	Ranges (target)			(maximum)
				Min	Mid Point	Max	Min	Mid Point	Max
DSB
Miller		$1	Not Participating
Other DSB		$514,255	$256,933	$0	$256,933	$385,399	$0	$385,399	$385,399
Sum	23		$5,652,522	*	$5,652,522	**	$0	$8,478,783	$8,478,783

Band F		$427,500	$122,500	$0	$122,500	$245,000	$0	$245,000	$245,000
Sum	2		$245,000	*	$245,000	**	$0	$490,000	$490,000

Band E	21	$292,808	$85,500	$0	$85,500	$171,000	$0	$171,000	$171,000
Band D	65	$240,799	$67,500	$0	$67,500	$135,000	$0	$135,000	$135,000

Band C	88	$199,856	$33,500	$0	$33,500	$67,000	$0	$67,000	$67,000
Band B	130	$165,312	$23,500	$0	$23,500	$47,000	$0	$47,000	$47,000
Band A	138	$141,300	$18,500	$0	$18,500	$37,000	$0	$37,000	$37,000
Sum	442		$14,739,000	*	$14,739,000	**	$0	$29,478,000	$29,478,000
TOTAL COST	467		$20,636,522	*	$20,636,522	**	$0	$38,446,783	$38,446,783

$ Fund Summary	Target	Maximum
	$M	$M
Original Proposal	$31.0	$62.0
Revised Proposal	$20.6	$38.4
DSB Original	$8.5	$17.0
DSB Revised	$5.7	$8.5

*	Individual bonuses may be reduced to as low as zero based on performance.

EXHIBIT 2

DELPHI CORPORATION

Revised Proposed AIP Payout Curve

	Target	Maximum
EBITDAR *	($81)	$340
Performance %	100%	200%
Payout %	100%	200%/
		150% DSB

*	Targets do not include any possible GM contribution or results of modifications of labor agreements.

Revised Proposed E&C AIP Payout Curve

	Target	Maximum
OIBITDAR (000s)*	($44.2)	$54.3
Payout %	100%	200%
Performance %	100%	200%

$ Performance	%	Non-DSB	DSB
(in millions)	Performance	% Payout	% Payout
($72.7)	69%	0%	0%
($72.8)	70%	0%	0%
($68.0)	75%	0%	0%
($63.3)	80%	0%	0%
($58.5)	85%	0%	0%
($53.7)	90%	0%	0%
($49.0)	95%	0%	0%
($44.2)	100%	0%	0%
($44.2)	100%	100%	100%
($43.2)	101%	103%	102%
($34.4)	110%	125%	115%
($24.5)	120%	145%	125%
($14.7)	130%	165%	135%
($13.7)	131%	166%	136%
($ 4.8)	140%	170%	145%
$ 5.0	150%	175%	150%
$ 6.0	151%	177%	150%
$14.9	160%	180%	150%
$24.7	170%	185%	150%
$34.6	180%	190%	150%
$44.4	190%	195%	150%
$54.3	200%	200%	150%

*	Targets do not include any possible GM contribution or results of modifications of labor agreements.

Revised Proposed Steering AIP Payout Curve

	Target	Maximum
OIBITDAR (000s)*	($92.8)	($58.3)
Payout %	100%	200%
Performance %	100%	200%

$ Performance	%	Non-DSB	DSB
(in millions)	Performance	% Payout	% Payout
($102.7)	69%	0%	0%
($102.8)	70%	0%	0%
($101.1)	75%	0%	0%
($ 99.4)	80%	0%	0%
($ 97.8)	85%	0%	0%
($ 96.1)	90%	0%	0%
($ 94.4)	95%	0%	0%
($ 92.8)	100%	0%	0%
($ 92.8)	100%	100%	100%
($ 92.4)	101%	103%	102%
($ 89.3)	110%	125%	115%
($ 85.9)	120%	145%	125%
($ 82.4)	130%	165%	135%
($ 82.1)	131%	166%	136%
($ 79.0)	140%	170%	145%
($ 75.5)	150%	175%	150%
($ 75.2)	151%	177%	150%
($ 72.1)	160%	180%	150%
($ 68.6)	170%	185%	150%
($ 65.2)	180%	190%	150%
($ 61.7)	190%	195%	150%
($ 58.3)	200%	200%	150%

*	Targets do not include any possible GM contribution or results of modifications of labor agreements.

Revised Proposed T&I AIP Payout Curve

	Target	Maximum
OIBITDAR (000s)*	($79.2)	($25.3)
Payout %	100%	200%
Performance %	100%	200%

$ Performance	%	Non-DSB	DSB
(in millions)	Performance	% Payout	% Payout
($94.7)	69%	0%	0%
($94.8)	70%	0%	0%
($92.2)	75%	0%	0%
($89.6)	80%	0%	0%
($87.0)	85%	0%	0%
($84.4)	90%	0%	0%
($81.8)	95%	0%	0%
($79.2)	100%	0%	0%
($79.2)	100%	100%	100%
($78.7)	101%	103%	102%
($73.8)	110%	125%	115%
($68.4)	120%	145%	125%
($63.0)	130%	165%	135%
($62.5)	131%	166%	136%
($57.7)	140%	170%	145%
($52.3)	150%	175%	150%
($51.7)	151%	177%	150%
($46.9)	160%	180%	150%
($41.5)	170%	185%	150%
($36.1)	180%	190%	150%
($30.7)	190%	195%	150%
($25.3)	200%	200%	150%

*	Targets do not include any possible GM contribution or results of modifications of labor agreements.

Revised Proposed E&S AIP Payout Curve

	Target	Maximum
OIBITDAR (000s)*	$193.0	$279.4
Payout %	100%	200%
Performance %	100%	200%

$ Performance	%	Non-DSB	DSB
(in millions)	Performance	% Payout	% Payout
$167.8	69%	0%	0%
$167.9	70%	0%	0%
$172.1	75%	0%	0%
$176.3	80%	0%	0%
$180.5	85%	0%	0%
$184.6	90%	0%	0%
$188.8	95%	0%	0%
$193.0	100%	0%	0%
$193.0	100%	100%	100%
$193.9	101%	103%	102%
$201.6	110%	125%	115%
$210.3	120%	145%	125%
$218.9	130%	165%	135%
$219.8	131%	166%	136%
$227.6	140%	170%	145%
$236.2	150%	175%	150%
$237.1	151%	177%	150%
$244.9	160%	180%	150%
$253.5	170%	185%	150%
$262.1	180%	190%	150%
$270.8	190%	195%	150%
$279.4	200%	200%	150%

*	Targets do not include any possible GM contribution or results of modifications of labor agreements.

Revised Proposed P AIP Payout Curve

	Target	Maximum
OIBITDAR (000s)*	$83.4	$174.1
Payout %	100%	200%
Performance %	100%	200%

$ Performance	%	Non-DSB	DSB
(in millions)	Performance	% Payout	% Payout
$ 57.0	69%	0%	0%
$ 57.1	70%	0%	0%
$ 61.5	75%	0%	0%
$ 65.9	80%	0%	0%
$ 70.2	85%	0%	0%
$ 74.6	90%	0%	0%
$ 79.0	95%	0%	0%
$ 83.4	100%	0%	0%
$ 83.4	100%	100%	100%
$ 84.3	101%	103%	102%
$ 92.5	110%	125%	115%
$101.5	120%	145%	125%
$110.6	130%	165%	135%
$111.5	131%	166%	136%
$119.7	140%	170%	145%
$128.7	150%	175%	150%
$129.6	151%	177%	150%
$137.8	160%	180%	150%
$146.9	170%	185%	150%
$155.9	180%	190%	150%
$165.0	190%	195%	150%
$174.1	200%	200%	150%

*	Targets do not include any possible GM contribution or results of modifications of labor agreements.

Revised Proposed PSS AIP Payout Curve

	Target	Maximum
OIBITDAR (000s)*	$23.1	$53.0
Payout %	100%	200%
Performance %	100%	200%

$ Performance	%	Non-DSB	DSB
(in millions)	Performance	% Payout	% Payout
$14.3	69%	0%	0%
$14.4	70%	0%	0%
$15.9	75%	0%	0%
$17.3	80%	0%	0%
$18.8	85%	0%	0%
$20.2	90%	0%	0%
$21.7	95%	0%	0%
$23.1	100%	0%	0%
$23.1	100%	100%	100%
$23.4	101%	103%	102%
$26.1	110%	125%	115%
$29.1	120%	145%	125%
$32.1	130%	165%	135%
$32.4	131%	166%	136%
$35.1	140%	170%	145%
$38.0	150%	175%	150%
$38.3	151%	177%	150%
$41.0	160%	180%	150%
$44.0	170%	185%	150%
$47.0	180%	190%	150%
$50.0	190%	195%	150%
$53.0	200%	200%	150%

*	Targets do not include any possible GM contribution or results of modifications of labor agreements.

Revised Proposed AHG AIP Payout Curve

	Target	Maximum
OIBITDAR (000s)*	($583.9)	($555.6)
Payout %	100%	200%
Performance %	100%	200%

$ Performance	%	Non-DSB	DSB
(in millions)	Performance	% Payout	% Payout
($592.0)	69%	0%	0%
($592.1)	70%	0%	0%
($590.8)	75%	0%	0%
($589.4)	80%	0%	0%
($588.0)	85%	0%	0%
($586.6)	90%	0%	0%
($585.3)	95%	0%	0%
($583.9)	100%	0%	0%
($583.9)	100%	100%	100%
($583.6)	101%	103%	102%
($581.1)	110%	125%	115%
($578.2)	120%	145%	125%
($575.4)	130%	165%	135%
($575.1)	131%	166%	136%
($572.6)	140%	170%	145%
($569.7)	150%	175%	150%
($569.5)	151%	177%	150%
($566.9)	160%	180%	150%
($564.1)	170%	185%	150%
($561.2)	180%	190%	150%
($558.4)	190%	195%	150%
($555.6)	200%	200%	150%

*	Targets do not include any possible GM contribution or results of modifications of labor agreements.

Revised Proposed Medical AIP Payout Curve

	Target	Maximum
OIBITDAR (000s)*	$0.3	$0.6
Payout %	100%	200%
Performance %	100%	200%

$ Performance	%	Non-DSB	DSB
(in millions)	Performance	% Payout	% Payout
$0.2	69%	0%	0%
$0.2	70%	0%	0%
$0.2	75%	0%	0%
$0.2	80%	0%	0%
$0.3	85%	0%	0%
$0.3	90%	0%	0%
$0.3	95%	0%	0%
$0.3	100%	0%	0%
$0.3	100%	100%	100%
$0.3	101%	103%	102%
$0.3	110%	125%	115%
$0.4	120%	145%	125%
$0.4	130%	165%	135%
$0.4	131%	166%	136%
$0.4	140%	170%	145%
$0.4	150%	175%	150%
$0.5	151%	177%	150%
$0.5	160%	180%	150%
$0.5	170%	185%	150%
$0.5	180%	190%	150%
$0.6	190%	195%	150%
$0.6	200%	200%	150%

*	Targets do not include any possible GM contribution or results of modifications of labor agreements.